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                                                                    EXHIBIT 99.1

(RAINDANCE LOGO)


MEDIA CONTACT:                              INVESTOR CONTACT:
Helena Kimball                              Mila Birnbaum
Greenough Communications                    Raindance
415.434.3200 x12                            800.878.7326 ext. 3000
hkimball@greenoughcom.com                   ir@raindance.com


                RAINDANCE REPORTS FIRST QUARTER FINANCIAL RESULTS


FIRST QUARTER FINANCIAL HIGHLIGHTS

o    Revenue of $15.4 million, up 11% from the same period in 2002
o    Conferencing minutes up 19% sequentially from Q4 2002
o Net income of $340,000 or $0.01 per share, compared to a net loss of $1.8 million or $0.04 per share in the same period in 2002
o    EBITDA* of $3.8 million, up from $1.3 million in the same period in 2002
o    Gross margins of 58%, compared to 50% in the same period in 2002

LOUISVILLE, COLO., APRIL 23, 2003 - Raindance Communications(R) (NASDAQ: RNDC), a premier provider of integrated web and audio conferencing services, today announced its results for the first quarter of 2003.

Revenue for the first quarter of 2003 was $15.4 million, representing an 11% increase from the same period in 2002. In addition, Raindance remained profitable for the second consecutive quarter with $340,000 of net income, or $0.01 per share, which compares to a net loss of $1.8 million or $0.04 per share in the same period of 2002. Raindance also reported EBITDA* of $3.8 million in the first quarter of 2003, up from $1.3 million in the same period last year. The company reported strong operational metrics, including a substantial increase in usage-based minutes, which grew to 139 million, a 19% increase from the previous quarter.

"Our financial results this quarter are ahead of our expectations, reflecting a growing usage of our services and demonstrating substantial progress towards our business objectives," said Paul Berberian, Raindance president and CEO. "While there is a fair amount of economic uncertainty ahead in 2003, our first quarter performance was solid and we believe the foundation is in place to accelerate our revenue growth. We expect our investment in new technology and strategic initiatives to continue throughout the year and position us to further extend our leadership in the market."

The company also reported a net increase in cash of $1.1 million in the first quarter of 2003, resulting in a quarter-ending cash balance of $32.8 million. "The operational efficiencies inherent in our business model, combined with our strong working capital position, allowed us to generate positive cash flow for the quarter," commented Nicholas Cuccaro, Raindance's chief financial officer.

                                    - more -
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GUIDANCE
The following information contains forward-looking statements regarding Raindance's financial performance. These statements are based on current expectations and Raindance assumes no obligation to update any forward-looking information contained in this press release. As previously guided, Raindance anticipates 2003 revenues in the range of $70 to $72 million, GAAP net income in the range of $1 to $3 million and GAAP basic earnings per share in the range of $0.02 to $0.06.

Management will discuss these and other results and provide 2003 guidance on Raindance's quarterly earnings call today, April 23, 2003, beginning at 4:30 p.m. Eastern Time. The public may access the call by visiting the Investor Relations section of Raindance's web site at www.raindance.com and clicking on the Q1 2003 Earnings Webcast icon or via a listen-only toll-free number by dialing 1-800-225-9448 and referencing Raindance's earnings conference call. If you are unable to participate during the live webcast, a replay of the call will be available at www.raindance.com after the conclusion of the conference call.


* EXPLANATION OF EBITDA, A NON-GAAP FINANCIAL MEASURE
Since our initial public offering, we have consistently reported EBITDA, a financial measure that is not defined by Generally Accepted Accounting Principles. We believe that EBITDA is a useful performance metric for our investors. EBITDA is a measure of operating performance and liquidity that is commonly reported and widely used by financial and industry analysts, investors and other interested parties because it eliminates significant non-cash charges and certain other charges to earnings. In addition, net income excluding such non-cash charges may permit investors to better compare results from period to period. Additionally, sophisticated financial institutions and banks use EBITDA as a performance metric in their lending practices. For example, EBITDA is used to determine our compliance with a financial covenant in the company's current loan and security agreement. 2002 and 2003 first quarter EBITDA have been reconciled with net income (loss) for such periods in the attached Condensed Consolidated Statements of Operations.

It is important to note non-GAAP measures should be considered in addition to, not as a substitute for or superior to, net income, consolidated statements of cash flows, or other measures of financial performance prepared in accordance with GAAP.

ABOUT RAINDANCE COMMUNICATIONS
Raindance Communications, Inc. (NASDAQ: RNDC), headquartered in Louisville Colorado, is a leading provider of web and phone conferencing services that make everyday meetings more productive. Raindance's convenient, reservationless Web and Phone Conferencing service provides greater flexibility and reliability, increasing the efficiency of remote meetings. The company's advanced Web Conferencing Pro service increases participant interactivity and improves the bottom line by allowing users to conduct engaging remote meetings and seminars without the expense of travel. Raindance's proprietary architecture integrates leading-edge technologies into a single convergent communications platform that has been selected by leading businesses to increase productivity and strengthen business relationships. For more information visit www.raindance.com or call 800.878.7326.

                                    - more -

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SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995. This release contains plans, intentions, objectives, estimates and expectations that may constitute forward-looking statements. This release also includes an invitation to our earnings call, which will contain additional forward-looking statements. The statements referenced in this release or in our upcoming earnings call include, but are not limited to: our expectations regarding future growth and financial performance, including the efficiency of our business; increasing use of our services; our ability to accelerate revenue growth; our projections for revenue, net income and gross margins in 2003; any implication that our earnings and gross margins are sustainable or growing; and all additional statements that confer or infer future demand for our services or positive operating results from the provision of these services. These statements are subject to risks and uncertainties, which could cause future events to differ materially. These risks and uncertainties include, but are not limited to, risks with respect to our ability to properly forecast operating results; recent changes in the economy and its effect on our business; changes in our marketplace and in communication services technology; competition from existing and new competitors; pricing pressure; our ability to retain existing customers, including our largest customers, and increase their usage of our services; our ability to collect a material portion of any outstanding current or future accounts receivables from any large customer; our reliance on sole or limited suppliers; and our ability to successfully deliver our services. We may not be able to effectively address these risks, and accordingly our financial performance and stock price may be adversely affected. A detailed description of additional factors that could cause actual results to differ materially from those contained in the forward-looking statements can be found in our filings with the Securities and Exchange Commission, including our Form 10-K filed on March 26, 2003. Copies of filings made with the SEC are available through the SEC's electronic data gather analysis and retrieval system (EDGAR) at www.sec.gov. All forward-looking statements made in this press release are made as of the date hereof, and we assume no obligation to update the forward-looking statements included in this document.


Raindance and Raindance Communications are registered trademarks of Raindance Communications, Inc.
                                      # # #


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                         RAINDANCE COMMUNICATIONS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                               December 31, 2002   March 31, 2003
                                               -----------------   --------------
Assets
Current assets:
  Cash and cash equivalents                        $  31,699         $  32,838
  Accounts receivable, net                             8,982             9,450
  Prepaid expenses and other current assets            1,045             1,568
                                                   ---------         ---------

  Total current assets                                41,726            43,856

Property and equipment, net                           24,493            24,102
Goodwill                                              45,587            45,587
Other assets                                           1,199             1,037
                                                   ---------         ---------

Total Assets                                       $ 113,005         $ 114,582
                                                   =========         =========


Liabilities and Stockholders' Equity
Current liabilities:
  Accounts payable                                 $   5,193         $   6,690
  Current portion of long-term debt                    1,030               972
  Accrued expenses                                     2,951             1,956
  Current portion of restructuring reserve               507               361
  Current portion of deferred revenue                    423               461
                                                   ---------         ---------

  Total current liabilities                           10,104            10,440

Restructuring reserve, less current portion              518               406
Long-term debt, less current portion                   2,026             1,783
Other                                                     34                34
                                                   ---------         ---------

Total Liabilities                                     12,682            12,663
                                                   ---------         ---------

Stockholders' Equity:
  Common stock                                            78                80
  Additional paid-in capital                         276,211           277,945
  Deferred stock-based compensation                   (4,067)           (4,547)
  Accumulated deficit                               (171,899)         (171,559)
                                                   ---------         ---------
  Total stockholders' equity                         100,323           101,919
                                                   ---------         ---------

Total Liabilities and Stockholders' Equity         $ 113,005         $ 114,582
                                                   =========         =========



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                         RAINDANCE COMMUNICATIONS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                          Three months ended
                                                                                March 31,
                                                                       -------------------------
                                                                         2002             2003
                                                                       --------         --------
Revenue                                                                $ 13,877         $ 15,438
Cost of revenue                                                           6,929            6,476
                                                                       --------         --------

Gross profit                                                              6,948            8,962
                                                                       --------         --------

                  OPERATING EXPENSES:


   Sales and marketing                                                    4,201            4,463
   Research and development                                               1,983            1,697
   General and administrative                                             1,809            1,676
   Stock-based compensation expense                                         650              781
   Restructuring charges                                                    172               --
                                                                       --------         --------

     Total operating expenses                                             8,815            8,617
                                                                       --------         --------

     Income (loss) from operations                                       (1,867)             345

Other income (expense), net                                                  18               (5)
                                                                       --------         --------

Net income (loss)                                                      $ (1,849)        $    340
                                                                       ========         ========

Net income (loss) per share-
   -Basic                                                              $  (0.04)        $   0.01
                                                                       ========         ========

   -Diluted                                                            $  (0.04)        $   0.01
                                                                       ========         ========

Weighted average number of common
   shares outstanding-
   -Basic                                                                48,424           52,557

   -Diluted                                                              48,424           53,930

Reconciliation of net income (loss) to EBITDA:

Net income (loss)                                                      $ (1,849)        $    340
Add: Depreciation, amortization and other income (expense), net           2,330            2,636
Add: Stock-based compensation expense                                       650              781
Add: Restructuring charges                                                  172               --
                                                                       --------         --------

Earnings before interest, taxes, depreciation and amortization         $  1,303         $  3,757
                                                                       ========         ========





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                         RAINDANCE COMMUNICATIONS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                             Three months ended
                                                                                  March 31,
                                                                          -------------------------
                                                                            2002             2003
                                                                          --------         --------
Cash flows from operating activities:
Net income (loss)                                                         $ (1,849)        $    340
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization                                                2,348            2,632
Restructuring charges                                                          172               --
Stock-based compensation                                                       650              781
Other                                                                           17               15
Changes in operating assets and liabilities:
Accounts receivable                                                         (1,598)            (468)
Prepaid expenses and other current assets                                     (230)            (523)
Other assets                                                                   (15)             (13)
Accounts payable and accrued expenses                                        1,170             (305)
Deferred revenue                                                              (307)              38
                                                                          --------         --------

Net cash provided by operating activities                                      358            2,497
                                                                          --------         --------

Cash flows from investing activities:
Purchase of property and equipment                                          (2,101)          (1,707)
Proceeds from disposition of equipment                                           3               10
                                                                          --------         --------

Net cash used by investing activities                                      (2,098)          (1,697)
                                                                          --------         --------

Cash flows from financing activities:
Proceeds from issuance of common stock                                         484              476
Payments on debt                                                              (568)            (301)
                                                                          --------         --------

Net cash provided (used) by financing activities                               (84)             175
                                                                          --------         --------

Change in restricted cash                                                       --              164
                                                                          --------         --------

Increase (decrease) in cash and cash equivalents                            (1,824)           1,139
Cash and cash equivalents at beginning of period                            34,222           31,699
                                                                          --------         --------

Cash and cash equivalents at end of period                                $ 32,398         $ 32,838
                                                                          ========         ========